Exhibit (13)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011

/s/ Jeffrey R. Brown

State of New York )
)	ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummond

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2011

/s/ Lisa W. Hess

State of New York )
)	ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2011, by Lisa W. Hess, who I have identified to be the person who signs herein.

/s/ Karen E. Lee

NOTARY PUBLIC

My Commission Expires: February 17, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 14, 2011

/s/ Maureen O’Hara

State of New York )
)	ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 14th day of February, 2011, by Maureen O’Hara, who I have identified to be the person who signs herein.

/s/ Charlotte L. Mosher

NOTARY PUBLIC

My Commission Expires: November 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lawrence H. Linden, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 14, 2011

/s/ Lawrence H. Linden

State of New York )
)	ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 14th day of February, 2011, by Lawrence H. Linden, who I have identified to be the person who signs herein.

/s/ Amy M. Tohn

NOTARY PUBLIC

My Commission Expires: March 29, 2014